UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08299
Oppenheimer International Small Company Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: August 31
Date of reporting period: 08/31/2010

Item 1. Reports to Stockholders.

August 31, 2010

Oppenheimer

International Small Company Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

August 31,2010 Management Commentary and Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Canada	38.0%
Japan	10.9
India	8.8
Norway	6.9
Australia	6.5
Brazil	4.6
China	4.4
Cayman Islands	3.7
United Kingdom	3.7
United States	2.2
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Opera Software ASA	5.1%
Calvalley Petroleum, Inc., Cl. A	2.6
Gulf Keystone Petroleum Ltd.	2.3
Equinox Minerals Ltd.	2.3
Lundin Mining Corp.	2.0
Nevsun Resources Ltd.	2.0
Uranium One, Inc.	1.9
Colossus Minerals, Inc.	1.9
M3, Inc.	1.9
Consolidated Thompson Iron Mines Ltd.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
6 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2010, and are based on the total market value of investments.
7 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) returned 16.28% during the reporting period. This compared favorably to the MSCI All Country World Ex U.S. Small Cap Net Index (the “Index”), which returned 10.03% for the period, and the MSCI EAFE Index, which returned –2.34% for the period. On a sector basis, materials and energy contributed the most to the Fund’s relative performance and handily outperformed the Index in terms of stock selection and sector allocation strategies. We were particularly pleased with these results since energy and materials were the two largest weightings for the Fund at period end. The Fund also outperformed in the utilities, consumer discretionary and industrials sectors as a result of better relative stock selection. The sector that detracted the most from performance was the financials sector. The main reason for this was the poor performance of our Japanese financials holdings. Financials holdings in other countries, mainly in the emerging markets, did extremely well. The Fund underperformed to a lesser degree in the consumer staples sector.
     The Fund substantially outperformed versus the Index in terms of its country allocation strategy. Canada, the Fund’s largest allocation, accounted for approximately 38% of the Fund’s net assets at period end and during the period contributed the most to relative performance versus the Index. Securities of Canadian-based mining and materials companies drove the Fund’s outperformance in this area. Other top contributors to Fund performance at the country level included India and Australia, the Fund’s third and fifth largest weightings respectively, and Argentina, a smaller weighting for the Fund. Japan was the weakest performer for the Fund versus the Index due to the aforementioned poor performance of Japanese financial stocks. China and Brazil also underperformed on a relative basis for the Fund.
     On an individual security level, many stocks that contributed the most to Fund performance were based in Canada, our largest country allocation at period end. Top contributors here included Pacific Rubiales Energy Corp., the largest independent oil and natural gas company in the country of Columbia; Red Back Mining, Inc. and SEMAFO, Inc., gold mining companies which operate primarily in West Africa; copper miner Anvil Mining Ltd., with operations primarily in the Democratic Republic of Congo; Equinox Minerals Ltd., a mining and exploration company which primarily operates copper mines in Zambia; Calvalley Petroleum, Inc., an oil and gas company with operations in Yemen and Ethiopia, and Sino-Forest Corp., a commercial forestry plantation operator with operations mostly in China. Other contributors included Indian banks Canara Bank Ltd.
8 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

and Oriental Bank of Commerce; Australian coal-mining company Riversdale Mining Ltd.; Chinese gas utility company Xinao Gas Holdings Ltd. and Argentine bank Banco Macro SA.
     Pacific Rubiales continued its spectacular run from last year, and we sold out of it as it was no longer considered a small company. Our Indian bank holdings continued to steadily rally during the period, and Oriental Bank of Commerce was the Fund’s largest Indian bank holding at period end. In general, emerging market banks did very well, and we continue to favor such stocks. Banco Macro was the Fund’s sole Argentine investment, and we were pleased with the stock’s performance. Red Back Mining did extremely well, as the markets finally acknowledged that the Tasiast Gold Mine owned by Red Back was indeed turning out to be one of the best gold mines in the world. Calvalley Petroleum started rallying once it declared steadily improving exploratory drill results from its Yemen oil block. Equinox Minerals did well as it finally overcame its teething problems in starting up Africa’s biggest copper mine to date.
     Individual securities that detracted from Fund performance included Japanese financials firms Kenedix, Inc., Kenedix Realty Investment Corp., Promise Co. Ltd., Acom Co. Ltd., Matsui Securities Co. Ltd. and RISA Partners, Inc. Promise and Acom are Japanese consumer finance companies, and we underestimated the degree to which, in our view, draconian regulations would be imposed by the Japanese authorities on the Japanese consumer finance industry. The market reacted negatively to these regulatory developments, and Acom and Promise’s share prices declined as a result. In our opinion, RISA Partners, Kenedix and Kenedix Realty are good property companies, but we believe we invested in these companies too early. We exited our position in RISA Partners by period end. Japanese property prices continued to fall for several more months after we bought into these securities, so they detracted from Fund performance for the reporting period. Matsui Securities is an online equity retail broker, and unfortunately the Japanese stock market declined for much of the reporting period. We exited our position in the stock by period end.
     Other detractors from performance included India-based OnMobile Global Ltd., China-based China Green (Holdings) Ltd., China Vanguard Group Ltd. (based out of Hong Kong), and South African-based Sable Mining Africa Ltd. China Vanguard is a lottery company operating in China which has performed poorly for the Fund, leading us to exit our position. China Green is an agriculture company based in Fujian, China. The market reacted quite negatively to the perception of accounting problems at the company, which sent its stock price sharply lower. We also exited our position in this security by period end.
     During this period, the Fund sold out of several companies as their market caps were no longer considered small. These included Pacific Rubiales, Red Back Mining,
9 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE DISCUSSION
Punjab National Bank, Sino-Forest, Niko Resources Ltd. and Canara Bank. The Fund also sold out of some companies because we identified the risk-reward relationship as less advantageous relative to other Fund holdings. In this vein, we sold out of Franco-Nevada Corp., Uranium Participation Corp, Thompson Creek, SEMAFO and Centamin Egypt Ltd. We also eliminated Japanese financial stocks such as Acom, Promise, and Kenedix Realty. We also sold out of some positions in favor of others that we felt were better suited for the Fund’s continued strategy of investing in high-growth small companies. Securities eliminated included Viterra, Inc., Incitec Pivot Ltd., Don Quijote Co. Ltd. and Shui On Land Ltd. At the same time, we initiated positions in E-House (China) Holdings Ltd., OnMobile Global, KWG Property Holding Ltd. and M3, Inc.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2010. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on September 7, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance is no guarantee of future results.
     The Fund’s performance is compared to the Morgan Stanley Capital International (MSCI) EAFE Index® and the MSCI All Country World Ex U.S. Small Cap Net Index. The MSCI EAFE Index is a broad-based index that is widely used as a measure of international stock market performance. The MSCI All Country World Ex U.S. Small Cap Net Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States, and approximates the minimum possible dividend reinvestment. Indices cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in either index.
10 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10 year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
11 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10 year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
13 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10 year return for Class B shares uses Class A performance for the period after conversion. See page 16 for further information.
15 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to a 0.75% annual asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/17/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/7/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
16 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
17 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2010	August 31, 2010	August 31, 2010

Actual
Class A	$1,000.00	$1,046.20	$6.67
Class B	1,000.00	1,041.40	11.49
Class C	1,000.00	1,042.60	10.66
Class N	1,000.00	1,044.00	8.48
Class Y	1,000.00	1,048.60	4.45

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.70	6.58
Class B	1,000.00	1,014.01	11.33
Class C	1,000.00	1,014.82	10.52
Class N	1,000.00	1,016.94	8.37
Class Y	1,000.00	1,020.87	4.39
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2010 are as follows:

Class	Expense Ratios

Class A	1.29%
Class B	2.22
Class C	2.06
Class N	1.64
Class Y	0.86
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
18 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS August 31, 2010

	Shares	Value

Common Stocks—94.8%
Consumer Discretionary—5.5%
Auto Components—0.7%
Azure Dynamics Corp., Legend Shares[1,2]	30,000,000	$8,158,672
Hotels, Restaurants & Leisure—1.3%
PartyGaming plc[2]	4,000,000	15,993,816
Household Durables—1.7%
Gafisa SA, ADR	1,500,000	20,655,000
Internet & Catalog Retail—1.3%
Start Today Co. Ltd.	6,000	14,967,385
Multiline Retail—0.5%
PT Ramayana Lestari Sentosa Tbk	60,000,000	5,578,307
Consumer Staples—2.9%
Food & Staples Retailing—0.7%
AIN Pharmaciez, Inc.	250,000	8,546,602
Food Products—0.6%
Agriterra Ltd.[2,3]	50,000,000	1,946,046
SLC Agricola SA	500,000	4,580,783

		6,526,829

Personal Products—1.6%
Dr. Ci:Labo Co. Ltd.	6,000	19,054,874
Energy—21.8%
Energy Equipment & Services—2.1%
Polarcus Ltd.[2]	12,000,000	8,344,590
Trican Well Service Ltd.	1,250,000	16,692,456

		25,037,046

Oil, Gas & Consumable Fuels—19.7%
Berkeley Resources Ltd.[2]	3,000,000	3,403,116
Black Marlin Energy Holdings Ltd., Legend Shares[2,3]	20,000,000	10,878,229
Calvalley Petroleum, Inc., Cl. A2,3	9,000,000	30,890,421
DNO International ASA[2]	15,000,000	20,102,597
Gulf Keystone Petroleum Ltd.[2]	16,000,000	27,482,977
Heritage Oil Ltd.	2,500,000	12,236,807
Ivanhoe Energy, Inc.[2]	3,660,000	6,040,793
Ivanhoe Energy, Inc., Legend Shares[2]	2,340,000	3,862,147
Petrodorado Energy Ltd., Legend Shares[2]	17,000,000	5,420,359
Riversdale Mining Ltd.[2]	2,500,000	20,341,780
Sable Mining Africa Ltd.[2]	40,000,000	12,115,821
Shamaran Petroleum Corp.[2]	15,000,000	6,892,671
SouthGobi Resources Ltd.[2,4]	250,000	2,560,135
SouthGobi Resources Ltd.[2,4]	1,258,950	13,263,179
Universal Power Corp.[2,3]	1,503,000	3,086,763
Universal Power Corp., Legend Shares[2,3]	5,747,000	11,802,813
Uranium One, Inc.[2]	7,000,000	23,106,860
Whitehaven Coal Ltd.	4,000,000	21,215,734

		234,703,202

Financials—19.0%
Capital Markets—0.7%
GP Investments Ltd., BDR	2,080,649	8,032,342
Commercial Banks—7.8%
Allahabad Bank Ltd.	3,000,000	13,379,079
Andhra Bank	2,000,000	6,456,207
Banco Macro SA, ADR	500,000	18,895,000
Dena Bank Ltd.	8,000,000	17,539,900
Oriental Bank of Commerce	2,250,000	20,299,745
Vozrozhdenie Bank	500,000	16,730,557

		93,300,488
19 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Financial Services—2.3%
Arques Industries AG2,3	2,250,000	$5,970,776
Fidec Corp.[2]	3,000	418,092
Osaka Securities Exchange Co. Ltd.	4,000	19,426,259
World Energy Solutions, Inc.[2,3]	600,000	1,575,468

		27,390,595

Real Estate Management & Development—8.2%
China Real Estate Information Corp.[2]	1,000,000	8,240,000
E-House China Holdings Ltd., ADS	1,200,000	19,236,002
Funai Zaisan Consultants Co. Ltd.[2]	1,000	346,518
Kenedix, Inc.[2]	100,000	16,398,530
KWG Property Holding Ltd.	20,000,000	14,032,985
Mahindra Lifespace Developers Ltd.	1,000,000	9,717,262
Sobha Developers Ltd.	2,000,000	13,990,221
Soho China Ltd.	25,000,000	16,005,142

		97,966,660

Health Care—5.0%
Biotechnology—1.3%
Resverlogix Corp.[2]	500,000	1,237,867
Theratechnologies, Inc.[2]	3,000,000	14,038,543

		15,276,410

Health Care Providers & Services—1.8%
Fleury SA	1,750,000	21,473,310
Health Care Technology—1.9%
M3, Inc.	5,000	22,675,872
Industrials—2.5%
Machinery—2.5%
BEML Ltd.	297,300	6,377,034
Electrovaya, Inc.[2]	3,000,000	8,608,806
Westport Innovations, Inc.[2]	664,286	10,546,595
Westport Innovations, Inc., Legend Shares[2]	235,714	3,742,334

		29,274,769

Information Technology—8.9%
Internet Software & Services—6.6%
Kakaku.com, Inc.	3,500	17,102,131
Opera Software ASA[3]	17,000,000	61,246,313

		78,348,444

Software—2.3%
OnMobile Global Ltd.[2]	2,500,000	17,028,061
Simplex Technology, Inc.	16,000	10,455,898

		27,483,959

Materials—23.8%
Chemicals—1.6%
Methanex Corp.	900,000	19,209,453
Metals & Mining—21.6%
Anvil Mining Ltd.[2,3]	8,000,000	21,606,414
Banro Corp.[2,3]	9,900,800	18,662,360
Bear Creek Mining Corp.[2]	2,771,600	13,645,520
Colossus Minerals, Inc.[2]	3,000,000	22,900,549
Consolidated Thompson Iron Mines Ltd.[2]	2,750,000	21,662,681
Dynasty Metals & Mining, Inc.[2]	1,750,000	6,383,926
Eastern Platinum Ltd.[2]	2,050,000	2,057,017
Equinox Minerals Ltd.[2]	6,000,000	26,782,951
Fosun International	22,000,000	16,799,614
Gold Wheaton Gold Corp.[2]	3,500,000	10,667,229
Hana Mining Ltd.[2]	3,500,000	6,334,693
20 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

			Shares	Value

Metals & Mining Continued
Ivernia, Inc.[2,3]			13,300,000	$3,741,736
Ivernia, Inc., Legend Shares[1,2,3]			3,200,000	900,267
Lundin Mining Corp.[2]			6,000,000	23,857,083
Mirabela Nickel Ltd.[2]			7,600,000	11,545,928
Mirabela Nickel Ltd., Legend Shares[2]			1,400,000	2,126,881
Mountain Province Diamonds, Inc., Legend Shares[2]			1,000,000	3,460,402
Nevsun Resources Ltd.[2]			5,000,000	23,444,460
Stornoway Diamond Corp.[2]			5,000,000	2,438,224
Western Areas NL			4,000,000	18,327,891

				257,345,826

Paper & Forest Products—0.6%
MagIndustries Corp.[2]			17,000,000	5,500,070
MagIndustries Corp.,
Legend Shares[2,5]			3,000,000	970,601

				6,470,671

Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
Enablence Technologies, Inc.[2]			17,000,000	9,565,340
Utilities—4.6%
Electric Utilities—0.8%
EOS Russia AB2			1,700,000	9,659,679
Energy Traders—0.7%
Ram Power Corp.[2]			4,000,000	8,177,428
Gas Utilities—3.1%
China Gas Holdings Ltd.			30,000,000	15,233,810
Xinao Gas Holdings Ltd.			8,000,000	21,535,796

				36,769,606

Total Common Stocks (Cost $1,159,322,105)				1,127,642,585

			Principal
			Amount

Convertible Corporate Bonds and Notes—1.1%
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13[3] (Cost $5,000,000)			$5,000,000	12,787,887

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.1%
Japanese Yen (JPY) Put, 1/13/12[2] (Cost $4,195,000)	1/13/12	$105	20,000,000,000	945,400

			Units

Rights, Warrants and Certificates—0.2%
Ivanhoe Energy, Inc. Rts., Strike Price 3.16 CAD, Exp. 1/25/11[2]			835,000	6,094
Mountain Province Diamonds, Inc., Legend Shares Wts., Strike Price $3.20, Exp. 6/8/11[2]			500,000	480,665
Petrodorado Energy Ltd., Legend Shares Wts., Strike Price $0.35, Exp. 12/9/12[2]			17,000,000	2,526,844

Total Rights, Warrants and Certificates (Cost $1,912,335)				3,013,603
21 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Companies—3.5%
iShares FTSE/Xinhua A50 China Index ETF	11,000,000	$16,799,614
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[6,7]	238,910	238,910
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%[3,6]	25,212,434	25,212,434

Total Investment Companies (Cost $42,800,676)		42,250,958
Total Investments, at Value (Cost $1,213,230,116)	99.7%	1,186,640,433
Other Assets Net of Liabilities	0.3	3,295,687

Net Assets	100.0%	$1,189,936,120

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currency:
CAD            Canadian Dollar

1.	Restricted security. The aggregate value of restricted securities as of August 31, 2010 was $9,058,939, which represents 0.76% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

					Unrealized
	Acquisition				Appreciation
Security	Date	Cost		Value	(Depreciation)

Azure Dynamics Corp., Legend Shares	11/1/06-12/17/09	$5,045,314		$8,158,672	$3,113,358
Ivernia Inc., Legend Shares	4/20/05	4,001,452		900,267	(3,101,185)

		$9,046,766		$9,058,939	$12,173

2.    Non-income producing security.
3.    Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Principal Amount/				Principal Amount/
	Shares/Units	Gross		Gross	Shares/Units
	August 31, 2009	Additions		Reductions	August 31, 2010

Agriterra Ltd.	40,000,000	10,000,000		—	50,000,000
Anvil Mining Ltd.	8,000,000	—		—	8,000,000
Arques Industries AG	2,250,000	—		—	2,250,000
Banro Corp.	3,000,000	6,900,800		—	9,900,800
Black Marlin Energy Holdings Ltd., Legend Shares	—	20,000,000	[a]	—	20,000,000
Calvalley Petroleum, Inc., Cl.A	9,000,000	—		—	9,000,000
Enablence Technologies, Inc.[b]	17,000,000	—		—	17,000,000
Endeavour Financial Corp., Legend Shares	5,500,000	—		5,500,000	—
Endeavour Financial Corp. Wts., Strike Price 2.50CAD, Exp. 2/4/14	2,750,000	—		2,750,000	—
Ivernia, Inc.	13,300,000	—		—	13,300,000
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13	5,000,000	—		—	5,000,000
Ivernia, Inc., Legend Shares	3,200,000	—		—	3,200,000
Nido Petroleum Ltd.	86,000,000	—		86,000,000	—
Opera Software ASA	18,000,000	500		1,000,500	17,000,000
22 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Principal Amount/				Principal Amount/
	Shares/Units	Gross		Gross	Shares/Units
	August 31, 2009	Additions		Reductions	August 31, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	51,064,618	650,276,357		676,128,541	25,212,434
Universal Power Corp.	—	1,670,000		167,000	1,503,000
Universal Power Corp., Legend Shares	—	5,747,000		—	5,747,000
Uranium Participation Corp.	5,000,000	—		5,000,000	—
Westport Innovations, Inc.[b]	664,286	—		—	664,286
Westport Innovations, Inc., Legend Shares[b]	1,835,714	—		1,600,000	235,714
World Energy Solutions, Inc.	600,000	—		—	600,000

					Realized
		Value		Income	Gain (Loss)

Agriterra Ltd.		$1,946,046		$—	$—
Anvil Mining Ltd.		21,606,414		—	—
Arques Industries AG		5,970,776		—	—
Banro Corp.		18,662,360		—	—
Black Marlin Energy Holdings Ltd., Legend Shares		10,878,229		—	—
Calvalley Petroleum, Inc., Cl.A		30,890,421		—	—
Enablence Technologies, Inc.[b]		—	[c]	—	—
Endeavour Financial Corp., Legend Shares		—		—	659,355
Endeavour Financial Corp. Wts., Strike Price 2.50CAD, Exp. 2/4/14		—		—	1,729,601
Ivernia, Inc.		3,741,736		—	—
Ivernia, Inc., 8% Cv. Sr. Nts., 4/27/13		12,787,887		394,521	—
Ivernia, Inc., Legend Shares		900,267		—	—
Nido Petroleum Ltd.		—		—	(11,492,682)
Opera Software ASA		61,246,313		361,278	258,861
Oppenheimer Institutional Money Market Fund, Cl. E		25,212,434		41,647	—
Universal Power Corp.		3,086,763		—	201,353
Universal Power Corp., Legend Shares		11,802,813		—	—
Uranium Participation Corp.		—		—	(9,062,860)
Westport Innovations, Inc.[b]		—	[c]	—	—
Westport Innovations, Inc., Legend Shares[b]		—	[c]	—	3,439,436
World Energy Solutions, Inc.		1,575,468		—	—

		$210,307,927		$797,446	$(14,266,936)

a.	All or a portion is the result of a corporate action.

b.	No longer an affiliate as of August 31, 2010.

c.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

4.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $970,601 or 0.08% of the Fund’s net assets as of August 31, 2010.

6.	Rate shown is the 7-day yield as of August 31, 2010.

7.	Interest rate is less than 0.0005%.
23 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$26,233,307	$39,119,873	$—	$65,353,180
Consumer Staples	32,182,259	1,946,046	—	34,128,305
Energy	156,413,421	103,326,827	—	259,740,248
Financials	158,604,205	68,085,880	—	226,690,085
Health Care	59,425,592	—	—	59,425,592
Industrials	25,532,435	3,742,334	—	29,274,769
Information Technology	44,586,090	61,246,313	—	105,832,403
Materials	275,567,799	7,458,151	—	283,025,950
Telecommunication Services	9,565,340	—	—	9,565,340
Utilities	33,070,917	21,535,796	—	54,606,713
Convertible Corporate Bonds and Notes	—	12,787,887	—	12,787,887
Options Purchased	—	945,400	—	945,400
Rights, Warrants and Certificates	—	3,013,603	—	3,013,603
Investment Companies	42,250,958	—	—	42,250,958

Total Investments, at Value	863,432,323	323,208,110	—	1,186,640,433

Other Financial Instruments:
Foreign currency exchange contracts	—	23,213	—	23,213

Total Assets	$863,432,323	$323,231,323	$—	$1,186,663,646

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(14,724)	$—	$(14,724)

Total Liabilities	$—	$(14,724)	$—	$(14,724)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
24 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$451,533,583	38.0%
Japan	129,392,161	10.9
India	104,787,509	8.8
Norway	81,348,910	6.9
Australia	76,961,330	6.5
Brazil	54,741,435	4.6
China	52,040,758	4.4
Cayman Islands	43,808,781	3.7
United Kingdom	43,476,793	3.7
United States	26,396,744	2.2
British Virgin Islands	22,994,050	1.9
Argentina	18,895,000	1.6
Hong Kong	16,799,614	1.4
Russia	16,730,557	1.4
Bermuda	15,233,810	1.3
Sweden	9,659,679	0.8
United Arab Emirates	8,344,590	0.7
Germany	5,970,776	0.5
Indonesia	5,578,307	0.5
Island of Guernsey	1,946,046	0.2

Total	$1,186,640,433	100.0%

Foreign Currency Exchange Contracts as of August 31, 2010 are as follows:

Counterparty/		Contract Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Bank of New York (The)
Hong Kong Dollar (HKD)	Buy	118	HKD	9/1/10	$15,167	$—	$—
Brown Brothers Harriman
Japanese Yen (JPY)	Buy	14,738	JPY	9/1/10	175,437	1,056	—
JP Morgan Chase:
Canadian Dollar (CAD)	Buy	997	CAD	9/1/10	934,962	—	14,724
Canadian Dollar (CAD)	Sell	1,288	CAD	9/1/10	1,207,742	19,020	—
Japanese Yen (JPY)	Buy	33,846	JPY	9/2/10	402,886	3,137	—

						22,157	14,724

Total unrealized appreciation and depreciation						$23,213	$14,724

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $940,541,452)	$976,332,506
Affiliated companies (cost $272,688,664)	210,307,927

1,186,640,433
Cash	81,000
Unrealized appreciation on foreign currency exchange contracts	23,213
Receivables and other assets:
Shares of beneficial interest sold	6,979,855
Interest and dividends	3,732,433
Investments sold	1,207,742
Other	722,128

Total assets	1,199,386,804

Liabilities
Unrealized depreciation on foreign currency exchange contracts	14,724
Payables and other liabilities:
Investments purchased	6,186,082
Shares of beneficial interest redeemed	2,154,540
Distribution and service plan fees	319,810
Trustees’ compensation	238,751
Transfer and shareholder servicing agent fees	180,181
Foreign capital gains tax	127,606
Shareholder communications	93,921
Other	135,069

Total liabilities	9,450,684

Net Assets	$1,189,936,120

Composition of Net Assets
Paid-in capital	$1,615,160,293
Accumulated net investment loss	(22,582,539)
Accumulated net realized loss on investments and foreign currency transactions	(376,563,098)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(26,078,536)

Net Assets	$1,189,936,120

26 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $566,559,508 and 28,761,555 shares of beneficial interest outstanding)	$19.70
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.90
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,427,990 and 2,116,615 shares of beneficial interest outstanding)	$18.63
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,570,829 and 5,512,323 shares of beneficial interest outstanding)	$18.61
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,198,522 and 1,906,886 shares of beneficial interest outstanding)	$18.98
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $445,179,271 and 22,686,967 shares of beneficial interest outstanding)	$19.62
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,046,907)	$13,261,273
Affiliated companies (net of foreign withholding taxes of $63,755)	402,925
Interest:
Unaffiliated companies	915
Affiliated companies	394,521
Other income	79,423

Total investment income	14,139,057

Expenses
Management fees	9,112,259
Distribution and service plan fees:
Class A	1,506,702
Class B	464,114
Class C	1,114,581
Class N	202,015
Transfer and shareholder servicing agent fees:
Class A	1,390,213
Class B	197,384
Class C	281,073
Class N	133,154
Class Y	226,541
Shareholder communications:
Class A	126,279
Class B	25,069
Class C	26,162
Class N	4,376
Class Y	23,757
Custodian fees and expenses	306,428
Trustees’ compensation	25,647
Other	140,525

Total expenses	15,306,279
Less waivers and reimbursements of expenses	(54,465)

Net expenses	15,251,814

Net Investment Loss	(1,112,757)
28 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$132,090,572
Affiliated companies	(14,266,936)
Foreign currency transactions	26,233,458

Net realized gain	144,057,094
Net change in unrealized appreciation/depreciation on:
Investments	31,040,775
Translation of assets and liabilities denominated in foreign currencies	3,680,454

Net change in unrealized appreciation/depreciation	34,721,229

Net Increase in Net Assets Resulting from Operations	$177,665,566

See accompanying Notes to Financial Statements.
29 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2010	2009

Operations
Net investment loss	$(1,112,757)	$(3,686,170)
Net realized gain (loss)	144,057,094	(299,613,398)
Net change in unrealized appreciation/depreciation	34,721,229	125,614,083

Net increase (decrease) in net assets resulting from operations	177,665,566	(177,685,485)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,715,002)	—
Class B	(1,524,370)	—
Class C	(3,618,523)	—
Class N	(1,474,681)	—
Class Y	(14,506,478)	(1,227,552)

	(43,839,054)	(1,227,552)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(103,897,240)	(204,309,471)
Class B	(14,351,711)	(12,628,180)
Class C	(17,495,819)	(36,317,031)
Class N	(7,383,656)	(3,678,231)
Class Y	65,670,638	24,158,275

	(77,457,788)	(232,774,638)

Net Assets
Total increase (decrease)	56,368,724	(411,687,675)
Beginning of period	1,133,567,396	1,545,255,071

End of period (including accumulated net investment loss of $22,582,539 and $17,371,259, respectively)	$1,189,936,120	$1,133,567,396

See accompanying Notes to Financial Statements.
30 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$17.57	$17.90	$30.52	$23.40	$19.48

Income (loss) from investment operations:
Net investment income (loss)[1]	(.03)	(.05)	(.12)	.01	(.05)
Net realized and unrealized gain (loss)	2.86	(.28)	(6.83)	7.75	6.15

Total from investment operations	2.83	(.33)	(6.95)	7.76	6.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.70)	—	(1.06)	(.16)	—
Distributions from net realized gain	—	—	(4.51)	(.48)	(2.18)
Tax return of capital distribution	—	—	(.10)	—	—

Total dividends and/or distributions to shareholders	(.70)	—	(5.67)	(.64)	(2.18)

Net asset value, end of period	$19.70	$17.57	$17.90	$30.52	$23.40

Total Return, at Net Asset Value[2]	16.28%	(1.84)%	(28.97)%	33.56%	33.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$566,559	$600,819	$938,263	$1,931,669	$1,330,251

Average net assets (in thousands)	$616,135	$463,400	$1,617,877	$1,702,152	$1,098,056

Ratios to average net assets:[3]
Net investment income (loss)	(0.13)%	(0.44)%	(0.46)%	0.03%	(0.24)%
Total expenses	1.28%[4]	1.45%[4]	1.14%[4]	1.13%[4]	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.41%	1.14%	1.13%	1.20%

Portfolio turnover rate	107%	111%	67%	57%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.14%
Year Ended August 31, 2007	1.13%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$16.68	$17.13	$29.16	$22.43	$18.91

Income (loss) from investment operations:
Net investment loss[1]	(.20)	(.14)	(.32)	(.22)	(.24)
Net realized and unrealized gain (loss)	2.72	(.31)	(6.55)	7.43	5.94

Total from investment operations	2.52	(.45)	(6.87)	7.21	5.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	—	(.55)	—	—
Distributions from net realized gain	—	—	(4.51)	(.48)	(2.18)
Tax return of capital distribution	—	—	(.10)	—	—

Total dividends and/or distributions to shareholders	(.57)	—	(5.16)	(.48)	(2.18)

Net asset value, end of period	$18.63	$16.68	$17.13	$29.16	$22.43

Total Return, at Net Asset Value[2]	15.24%	(2.63)%	(29.54)%	32.43%	32.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,428	$48,302	$70,078	$142,120	$124,505

Average net assets (in thousands)	$46,429	$37,192	$116,865	$142,384	$114,900

Ratios to average net assets:[3]
Net investment loss	(1.08)%	(1.26)%	(1.30)%	(0.81)%	(1.11)%
Total expenses	2.27%[4]	2.47%[4]	1.99%[4]	1.97%[4]	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%	2.23%	1.99%	1.97%	2.09%

Portfolio turnover rate	107%	111%	67%	57%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	2.27%
Year Ended August 31, 2009	2.47%
Year Ended August 31, 2008	1.99%
Year Ended August 31, 2007	1.97%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class C Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$16.65	$17.10	$29.19	$22.44	$18.90

Income (loss) from investment operations:
Net investment loss[1]	(.17)	(.14)	(.30)	(.20)	(.23)
Net realized and unrealized gain (loss)	2.71	(.31)	(6.55)	7.43	5.95

Total from investment operations	2.54	(.45)	(6.85)	7.23	5.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	—	(.63)	—	—
Distributions from net realized gain	—	—	(4.51)	(.48)	(2.18)
Tax return of capital distribution	—	—	(.10)	—	—

Total dividends and/or distributions to shareholders	(.58)	—	(5.24)	(.48)	(2.18)

Net asset value, end of period	$18.61	$16.65	$17.10	$29.19	$22.44

Total Return, at Net Asset Value[2]	15.43%	(2.63)%	(29.52)%	32.50%	32.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,571	$107,756	$172,159	$352,532	$242,408

Average net assets (in thousands)	$111,524	$84,374	$296,798	$312,797	$184,832

Ratios to average net assets:[3]
Net investment loss	(0.91)%	(1.23)%	(1.23)%	(0.75)%	(1.06)%
Total expenses	2.07%[4]	2.27%[4]	1.91%[4]	1.91%[4]	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.19%	1.91%	1.91%	2.01%

Portfolio turnover rate	107%	111%	67%	57%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.27%
Year Ended August 31, 2008	1.91%
Year Ended August 31, 2007	1.91%
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended August 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$16.97	$17.34	$29.67	$22.79	$19.08

Income (loss) from investment operations:
Net investment loss[1]	(.09)	(.08)	(.21)	(.10)	(.14)
Net realized and unrealized gain (loss)	2.76	(.29)	(6.62)	7.54	6.03

Total from investment operations	2.67	(.37)	(6.83)	7.44	5.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	—	(.89)	(.08)	—
Distributions from net realized gain	—	—	(4.51)	(.48)	(2.18)
Tax return of capital distribution	—	—	(.10)	—	—

Total dividends and/or distributions to shareholders	(.66)	—	(5.50)	(.56)	(2.18)

Net asset value, end of period	$18.98	$16.97	$17.34	$29.67	$22.79

Total Return, at Net Asset Value[2]	15.89%	(2.13)%	(29.23)%	32.99%	33.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,199	$39,161	$43,687	$81,367	$51,761

Average net assets (in thousands)	$40,738	$28,643	$72,854	$66,982	$38,262

Ratios to average net assets:[3]
Net investment loss	(0.48)%	(0.71)%	(0.85)%	(0.36)%	(0.63)%
Total expenses	1.63%[4]	1.98%[4]	1.53%[4]	1.52%[4]	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.69%	1.53%	1.52%	1.57%

Portfolio turnover rate	107%	111%	67%	57%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	1.63%
Year Ended August 31, 2009	1.98%
Year Ended August 31, 2008	1.53%
Year Ended August 31, 2007	1.52%
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class Y Year Ended August 31,	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$17.49	$17.90	$30.61	$23.47	$19.97

Income (loss) from investment operations:
Net investment income (loss)[2]	.07	— [3]	(.03)	.11	.01
Net realized and unrealized gain (loss)	2.83	(.33)	(6.82)	7.76	5.67

Total from investment operations	2.90	(.33)	(6.85)	7.87	5.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.77)	(.08)	(1.25)	(.25)	—
Distributions from net realized gain	—	—	(4.51)	(.48)	(2.18)
Tax return of capital distribution	—	—	(.10)	—	—

Total dividends and/or distributions to shareholders	(.77)	(.08)	(5.86)	(.73)	(2.18)

Net asset value, end of period	$19.62	$17.49	$17.90	$30.61	$23.47

Total Return, at Net Asset Value[4]	16.80%	(1.42)%	(28.72)%	34.00%	30.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$445,179	$337,529	$321,068	$395,998	$96,751

Average net assets (in thousands)	$393,600	$214,703	$437,593	$235,856	$43,043

Ratios to average net assets:[5]
Net investment income (loss)	0.36%	0.04%	(0.13)%	0.36%	0.03%
Total expenses	0.86%[6]	0.95%[6]	0.81%[6]	0.79%[6]	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.95%	0.81%	0.79%	0.82%

Portfolio turnover rate	107%	111%	67%	57%	35%

1.	For the period from September 7, 2005 (inception of offering) to August 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2010	0.86%
Year Ended August 31, 2009	0.95%
Year Ended August 31, 2008	0.81%
Year Ended August 31, 2007	0.79%
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Small Company Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior
36 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
37 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income
38 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed		Other Investments
Net Investment	Long-Term	Accumulated Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$40,257,991	$—	$353,791,436	$111,455,685

1.	As of August 31, 2010, the Fund had $350,471,630 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$183,750,665
2018	166,720,965

Total	$350,471,630

2.	The Fund had $3,319,806 of post-October passive foreign investment company losses which were deferred.

3.	During the fiscal year ended August 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase to
	to Accumulated	Accumulated Net
Increase	Net Investment	Realized Loss
to Paid-in Capital	Loss	on Investments

$28	$39,740,531	$39,740,559
The tax character of distributions paid during the years ended August 31, 2010 and August 31, 2009 was as follows:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Distributions paid from:
Ordinary income	$43,839,055	$1,227,552
39 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,298,598,776
Federal tax cost of other investments	320,711

Total federal tax cost	$1,298,919,487

Gross unrealized appreciation	$143,792,351
Gross unrealized depreciation	(255,248,036)

Net unrealized depreciation	$(111,455,685)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,581
Payments Made to Retired Trustees	18,238
Accumulated Liability as of August 31, 2010	148,073
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
40 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
41 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	4,055,103	$79,111,399	7,448,861	$89,879,535
Dividends and/or
distributions reinvested	1,091,469	20,530,545	—	—
Redeemed	(10,587,595)	(203,539,184)	(25,658,634)	(294,189,006)[1]

Net decrease	(5,441,023)	$(103,897,240)	(18,209,773)	$(204,309,471)

Class B
Sold	177,784	$3,318,333	371,517	$4,393,302
Dividends and/or
distributions reinvested	79,825	1,429,666	—	—
Redeemed	(1,037,300)	(19,099,710)	(1,565,674)	(17,021,482)[1]

Net decrease	(779,691)	$(14,351,711)	(1,194,157)	$(12,628,180)

Class C
Sold	392,008	$7,221,727	722,723	$8,279,391
Dividends and/or
distributions reinvested	169,231	3,024,164	—	—
Redeemed	(1,519,515)	(27,741,710)	(4,317,741)	(44,596,422)[1]

Net decrease	(958,276)	$(17,495,819)	(3,595,018)	$(36,317,031)

Class N
Sold	470,789	$8,844,974	1,105,411	$12,181,937
Dividends and/or
distributions reinvested	74,028	1,345,836	—	—
Redeemed	(945,591)	(17,574,466)	(1,317,031)	(15,860,168)[1]

Net decrease	(400,774)	$(7,383,656)	(211,620)	$(3,678,231)

Class Y
Sold	9,498,416	$182,133,398	10,824,701	$132,999,727
Dividends and/or
distributions reinvested	749,506	14,008,258	143,078	1,226,181
Redeemed	(6,856,247)	(130,471,018)	(9,606,249)	(110,067,633)[1]

Net increase	3,391,675	$65,670,638	1,361,530	$24,158,275

1.	Net of redemption fees of $8,728, $694, $1,625, $492 and $3,456 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,239,957,048	$1,314,402,059
42 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2010, the Fund paid $2,220,047 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must
43 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class C	$2,236,718
Class N	762,795
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2010	$60,375	$—	$75,175	$4,050	$68
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2010, the Manager waived fees and/or reimbursed the Fund $17,075 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended August 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$34,068
Class N	3,322
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased
44 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances
45 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $945,400, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $945,400 as of August 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
           As of August 31, 2010 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit
46 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of August 31, 2010 are as follows:

Asset Derivatives
Statement of
Derivatives	Assets and
Not Accounted for as	Liabilities
Hedging Instruments	Location	Value

Foreign exchange contracts	Investments, at value	$945,400	*

*	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives	Foreign
Not Accounted for as	currency
Hedging Instruments	transactions

Foreign exchange contracts	$683,141

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted for as
Hedging Instruments	Investments*

Foreign exchange contracts	$(3,249,600)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
47 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
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6. Restricted Securities
As of August 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any
49 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
50 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Small Company Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
October 20, 2010
51 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended August 31, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $11,513,021 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2010, the maximum amount allowable but not less than $34,826 or 0.08% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,540,788 of foreign income taxes were paid by the Fund during the fiscal year ended August 31, 2010. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $14,688,657 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
52 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
53 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
54 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976).
55 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Sah, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rohit Sah, Vice President and Portfolio Manager (since 2004) Age: 44	Vice President of the Manager (since January 2004); Assistant Vice President and Assistant Portfolio Manager of the Manager (December 2000-December 2003); fixed-income analyst of the Manager (June 1996-December 2000). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring
56 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
57 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
58 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
59 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
60 | OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $27,300 in fiscal 2010 and $27,300 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $335,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FIN 48 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $29,186 in fiscal 2010 and $28,533 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $365,086 in fiscal 2010 and $240,073 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority,

upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	10/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	10/11/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	10/11/2010